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                                                              Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement (File No. 333-40438) filed with the Securities and Exchange Commission on June 29, 2000.

                                                /s/ Arthur Andersen LLP

Philadelphia, Pennsylvania
  March 26, 2001